SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



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                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                    THE SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: May 22, 2003


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                       HEALTH SCIENCES GROUP, INC.

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            (Exact Name of issuer as specified in its charter)







     Colorado                  333-51628              91-2079221
 (State or other       (Commission File Number)     (IRS Employer
  jurisdiction of                                  Identification
 incorporation)                                         Number)









                           Howard Hughes Center
                        6080 Center Drive, 6th Floor
                          Los Angeles, CA 90045
                             (310) 242-6700
          (Address, including zip code, and telephone number,
     including area code, of issuer's principal executive offices)






ITEM 7.  Exhibits.


99.1 Press release: Health Sciences Group, Inc. Reports Record First Quarter Revenues; Sales Up 300%

ITEM 9.  Regulation FD Disclosure.

In accordance with guidance from the Securities and Exchange Commission in release numbers 33-8216 and 34-47583, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Health Sciences Group, Inc. announced its results for the first quarter ended March 31, 2003. Revenues for the first quarter ended March 31, 2003 increased by 300% to $4.8 million from $1.2 million reported for the same period last year. Seventy percent of the quarter's revenues were attributable to the acquisition of Quality Botanical Ingredients (QBI), completed on February 25, and effective January 1, 2003. As a leading manufacturer and contract processor of bulk botanical materials and nutritional ingredients, QBI forms a platform from which the Company expects to catapult its aggressive growth strategy.

Gross profit for the first quarter 2003 grew by over 110% increasing to $683,000 from $321,000 reported for the corresponding quarter last year. Excluding non-recurring charges related to the QBI acquisition taken during the first quarter 2003, gross profit totaled $1.1 million representing a 244% improvement over the previous year.

Net loss for the quarter ended March 31, 2003 totaled $1.0 million, or 21.9% of sales, as compared with a loss of $579,000, or 48.4% of sales, reported for the corresponding quarter last year. Excluding non-recurring charges taken during the first quarter, net loss totaled $596,000, or 12.5% of sales. Combined basic and diluted net loss per share for the first quarter narrowed to $0.06, excluding non-recurring charges, as compared with $0.11 for the corresponding period of 2002.



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HEALTH SCIENCES GROUP, INC.

Dated:  May 29, 2003              By:  /s/ Fred E. Tannous
                                  ------------------------
                                  Fred E. Tannous
                                  Chief Executive Officer,
                                  Principal Financial Officer, and
                                  Co-chairman


Dated:  May 29, 2003              By:  /s/ David Johnson
                                  ------------------------
                                  David Johnson
                                  Controller


EXHIBIT 99.1

HEALTH SCIENCES GROUP REPORTS RECORD FIRST QUARTER REVENUES; SALES UP 300%

Los Angeles, CA (May 22, 2003) Health Sciences Group, Inc.  (OTCBB:
HESG), an integrated provider of innovative products and services to the nutraceutical, pharmaceutical, and cosmeceutical industries, announced its results for the first quarter ended March 31, 2003.

Revenues for the first quarter ended March 31, 2003 increased by 300% to $4.8 million from $1.2 million reported for the same period last year. Seventy percent of the quarter's revenues were attributable to the acquisition of Quality Botanical Ingredients (QBI), completed on February 25, and effective January 1, 2003. As a leading manufacturer and contract processor of bulk botanical materials and nutritional ingredients, QBI forms a platform from which the Company expects to catapult its aggressive growth strategy.

Gross profit for the first quarter 2003 grew by over 110% increasing to $683,000 from $321,000 reported for the corresponding quarter last year. Excluding non-recurring charges related to the QBI acquisition taken during the first quarter 2003, gross profit totaled $1.1 million representing a 244% improvement over the previous year.

Net loss for the quarter ended March 31, 2003 totaled $1.0 million, or 21.9% of sales, as compared with a loss of $579,000, or 48.4% of sales, reported for the corresponding quarter last year. Excluding non-recurring charges taken during the first quarter, net loss totaled $596,000, or 12.5% of sales. Combined basic and diluted net loss per share for the first quarter narrowed to $0.06, excluding non-recurring charges, as compared with $0.11 for the corresponding period of 2002.

Health Sciences Co-Chairman and CEO Fred E. Tannous commented, "We have begun to see positive results from the implementation of our growth strategy. Our XCEL and BioSelect subsidiaries are performing well and we have high expectations for QBI as we move forward with plans to expand its product lines, streamline its operations and generally enhance its overall presence in the marketplace. Our goal is to establish a significant presence in the supply-side sector of the nutritional supplement market. We expect achieve this by continuing to make incremental improvements in our current operations while seeking aggressive growth through accretive acquisitions of companies offering synergistic value to our entire enterprise."

About Health Sciences Group, Inc.
Health Sciences Group, Inc. is an integrated provider of innovative products and services in the nutraceutical, pharmaceutical, and cosmeceutical industries offering value-added ingredients, bioactive formulations, and proprietary technologies used in nutritional supplements, functional foods and beverages, and skin care products. Subsidiaries include Quality Botanical Ingredients, a leading manufacturer and contract processor of bulk botanical materials and nutritional ingredients for the nutraceutical, pharmaceutical and cosmetic industries; XCEL Healthcare, a fully licensed, specialty compounding pharmacy delivering full service pharmacology solutions to customers with chronic ailments that require long-term therapy; and BioSelect Innovations, which develops and sells innovative, science-based products based on proprietary technologies in the areas of topical/transdermal drug delivery, cosmeceuticals, and integrative medicine to a global network of customers who manufacture and distribute compounded pharmaceuticals, functional foods, skin care products and cosmetics. For more information, visit www.HealthSciencesGroup.com.


This release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events.
Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, the independent authority of the special committee to act on the matters discussed, the successful negotiation of the potential acquisition and disposal of transactions described above, successful implementation of the company's business strategy and competition, any of which may cause actual results to differ materially from those described in the statements. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

FOR MORE INFORMATION, PLEASE CONTACT:
Bill Glaser, President
Fred E. Tannous, Chief Executive Officer
310-242-6700